UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2017

Walter Investment Management Corp.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001- 13417	13-3950486
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Virginia Drive, Suite 100

Fort Washington, PA 19034

(Address of principal executive offices, including zip code)

(844) 714-8603

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On August 9, 2017, Walter Investment Management Corp. (the “Company,” “we” or “our”) amended its previously filed Annual Report on Form 10-K for the fiscal year ended December 31, 2016 and Quarterly Reports on Form 10-Q for the quarterly periods ended June 30, 2016, September 30, 2016 and March 31, 2017 (collectively, the “Amended Filings”), in order to correct an error in the Company’s calculation of the valuation allowance on its deferred tax asset balances (the “Restatement”). On August 9, 2017, the Company also filed its Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2017 (the “2017 Second Quarter Report”).

As previously disclosed, the Company has entered into a Restructuring Support Agreement (as amended, the “RSA”) with lenders holding, as of July 31, 2017, more than 50% of the loans and/or commitments outstanding (the “Consenting Term Lenders”) under the Amended and Restated Credit Agreement, dated as of December 19, 2013, by and among the Company, as the borrower, Credit Suisse AG, as administrative agent, and the lenders party thereto (the “Credit Agreement”). As set forth in the RSA, the parties thereto have agreed to, among other things, the principal terms of a proposed financial restructuring of the Company, which will be implemented through an out-of-court restructuring and, in the absence of sufficient stakeholder support for an out-of-court restructuring, a prepackaged plan of reorganization under chapter 11 of Title 11 of the United States Code (the “In-Court Restructuring”). Due to the potential for an In-Court Restructuring, substantial doubt has been raised about the Company’s ability to continue as a going concern, and the audit opinion included in the Company’s Annual Report on Form 10-K/A for the year ended December 31, 2016 contains a going concern emphasis paragraph (collectively, the “Going Concern Disclosures”). Each of the Amended Filings and the 2017 Second Quarter Report discuss such matters in greater detail and states the Company’s consolidated financial statements included therein have been prepared assuming the Company will continue as a going concern.

As disclosed on the Company’s Current Reports on Form 8-K filed with the SEC on June 2, 2017, June 12, 2017, July 7, 2017 and July 27, 2017, the Company received limited waivers from each of its warehouse and advance facility lenders to the extent necessary to waive any default, event of default, amortization event, termination event or similar event resulting or arising from the Restatement.

Due to the Going Concern Disclosures, the Company has obtained amendments from each of its affected warehouse lenders to avoid potential defaults under its warehouse facilities in respect thereof. On August 8, 2017, the Company entered into amendments to the following agreements and related transaction documents (collectively, the “RMS Going Concern Amendments”):

•	Amended and Restated Master Repurchase Agreement, dated May 22, 2017 (as amended, restated, supplemented or otherwise modified prior to the date hereof), among Reverse Mortgage Solutions, Inc., as a seller, RMS REO BRC, LLC, as a seller, and Barclays Bank PLC, as purchaser and agent; and

•	Amended and Restated Master Repurchase Agreement, dated as of February 21, 2017 (as amended, restated, supplemented or otherwise modified prior to the date hereof) among Credit Suisse First Boston Mortgage Capital LLC, as administrative agent, Credit Suisse AG, acting through its Cayman Islands Branch, as a committed buyer and a buyer, Alpine Securitization LTD, as a buyer, and other buyers joined thereto from time to time, Reverse Mortgage Solutions, Inc., as a seller, and RMS REO CS, LLC.

The Company has also received similar amendments from each of its other affected warehouse lenders (collectively with the RMS Going Concern Amendments, the “Going Concern Amendments”).

The Going Concern Amendments revise certain provisions in each agreement to the extent necessary to avoid any default or event of default that may have otherwise been caused by the Going Concern Disclosures contained in the Company’s financial statements for the period ended December 31, 2016.

As previously disclosed, the Company and the Consenting Term Lenders entered into a waiver to the Credit Agreement, pursuant to which the Consenting Term Lenders representing the Required Lenders (as defined in the Credit Agreement) waived, subject to the conditions specified therein, certain events of default under the Credit Agreement as a result of or arising from a “going concern” or like qualification in the auditor report delivered in connection with the Amended Filings.

In connection with providing the various amendments described above, certain of the Company’s lenders have effected reductions in our advance rates and / or have required other changes to the terms of such facilities.

The foregoing description of the RMS Going Concern Amendments does not purport to be complete and is qualified in its entirety by reference to the full text of the RMS Going Concern Amendments, which are filed as Exhibits 10.1 and 10.2 to this Form 8-K.

Cautionary Statements Regarding Forward-Looking Information

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “expects,” “intends,” “plans,” “estimates,” “assumes,” “may,” “should,” “will,” “seeks,” “targets,” or other similar expressions. Such statements may include, but are not limited to, statements about the RSA, the Going Concern Disclosures and the Company’s plans, objectives, expectations and intentions and other statements that are not historical facts.

Forward-looking statements are subject to significant known and unknown risks, uncertainties and other important factors, and our actual results, performance or achievements could differ materially from future results, performance or achievements expressed in these forward-looking statements. These forward-looking statements are based on the Company’s current beliefs, intentions and expectations and are not guarantees or indicative of future performance, nor should any conclusions be drawn or assumptions be made as to the potential outcome of any strategic initiatives we pursue. Risks and uncertainties relating to the Restatement include: reactions from the Company’s creditors, stockholders, or business partners; our ability to remediate control deficiencies and material weaknesses, and the timing and expense of such remediation; and the impact and result of any litigation or regulatory inquiries or investigations related to the findings of the Company’s assessment or the Company’s Restatement. Risks and uncertainties relating to the proposed financial restructuring include: the ability of the Company to comply with the terms of the RSA, including completing various stages of the restructuring within the dates specified by the RSA; the ability of the Company to obtain requisite support of the restructuring from various stakeholders; the effects of disruption from the proposed restructuring making it more difficult to maintain business, financing and operational relationships; and the ability of the Company to continue as a going concern. Important assumptions and other important factors that could cause actual results to differ materially from those forward-looking statements include, but are not limited to, those factors, risks and uncertainties described above and in more detail under the heading “Risk Factors” in the Company’s annual and quarterly reports filed with the SEC.

The above factors, risks and uncertainties are difficult to predict, contain uncertainties that may materially affect actual results and may be beyond the Company’s control. New factors, risks and uncertainties emerge from time to time, and it is not possible for management to predict all such factors, risks and uncertainties. Although the Company believes that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore any of these statements included herein may prove to be inaccurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the results or conditions described in such statements or our objectives and plans will be achieved. The Company makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances after the date any such statement is made, except as otherwise required under the federal securities laws. If the Company were in any particular instance to update or correct a forward-looking statement, investors and others should not conclude that the Company would make additional updates or corrections thereafter except as otherwise required under the federal securities laws.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Amendment No. 1 to Amended and Restated Master Repurchase Agreement, dated as of August 8, 2017, among Reverse Mortgage Solutions, Inc., RMS REO BRC, LLC, Walter Investment Management Corp. and Barclays Bank PLC.

10.2	Amendment No. 1 to Amended and Restated Master Repurchase Agreement, dated as of August 8, 2017, among Credit Suisse First Boston Mortgage Capital LLC, Credit Suisse AG, Cayman Islands Branch, Alpine Securitization LTD, Ditech Financial LLC, Reverse Mortgage Solutions, Inc., RMS REO CS, LLC and Walter Investment Management Corp.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Walter Investment Management Corp.

Date: August 11, 2017	By:	/s/ Gary L. Tillett
Gary L. Tillett, Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Exhibit

10.1	Amendment No. 1 to Amended and Restated Master Repurchase Agreement, dated as of August 8, 2017, among Reverse Mortgage Solutions, Inc., RMS REO BRC, LLC, Walter Investment Management Corp. and Barclays Bank PLC.

10.2	Amendment No. 1 to Amended and Restated Master Repurchase Agreement, dated as of August 8, 2017, among Credit Suisse First Boston Mortgage Capital LLC, Credit Suisse AG, Cayman Islands Branch, Alpine Securitization LTD, Ditech Financial LLC, Reverse Mortgage Solutions, Inc., RMS REO CS, LLC and Walter Investment Management Corp.